PECO ENERGY TRANSITION TRUST
                                                TRANSITION BONDHOLDERS STATEMENT
                                                          SERIES 1999-A

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                Semi-Annual Payment Date:                       9/1/99
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CUSIP:                                                                          705220 AA9        705220 AB7       705220 AC5
                                                           -----------------------------------------------------------------------
CLASS:                                                          TOTAL:              A-1              A-2               A-3
                                                           -----------------------------------------------------------------------
                                                           -----------------------------------------------------------------------
Original Principal Amount:                                 $ 4,000,000,000.00 $ 244,470,272.00 $ 275,371,325.00 $ 667,000,000.00
                                                           -----------------------------------------------------------------------

                                                           -----------------------------------------------------------------------
Semi-Annual Principal Payment:        (Table 3, Pg. S-21)    $ 42,500,000.00   $ 42,500,000.00                -                 -
                                                           -----------------------------------------------------------------------
Factor per 1,000                                                   0.0106250      0.1738452682                -                 -

                                                                                                                ------------------
                                                                                                                 6-Mo LIBOR*+.125%:
                                                                             -----------------------------------------------------
Interest Rate:                                                                           5.48%            5.63%          5.18875%
                                                                             -----------------------------------------------------
No. of days of interest:**                                                                 156              156               160
                                                           -----------------------------------------------------------------------
Interest Payment:                                           $ 100,159,800.60    $ 5,805,354.06   $ 6,718,142.43   $ 15,381,761.11
                                                           -----------------------------------------------------------------------
Factor per 1,000                                                   0.0250400      0.0237466667     0.0243966667      0.0230611111

                                                           -----------------------------------------------------------------------
Transition Bond Balance                                    $ 3,957,500,000.00 $ 201,970,272.00 $ 275,371,325.00  $ 667,000,000.00
                                                           -----------------------------------------------------------------------
Factor per 1,000                                                   0.9893750      0.8261547318     1.0000000000      1.0000000000
                                                           -----------------------------------------------------------------------
Projected Transition Bond Balance (Table 2, Pg. S-20)      $ 3,957,500,000.00 $ 201,970,272.00 $ 275,371,325.00  $ 667,000,000.00
                                                           -----------------------------------------------------------------------

                                                           ------------------
Overcollateralization Subaccount Balance:                     $ 4,210,526.00
                                                           ------------------

                                                           ------------------
Calculated Overcollateralization level: (Table 4, Pg. S-24)   $ 4,210,526.00
                                                           ------------------

                                                           ------------------
Capital Subaccount Balance:                                  $ 20,252,078.70
                                                           ------------------

                                                           ------------------
Reserve Subaccount Balance:                                  $ 10,776,678.31
                                                           ------------------





































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                Semi-Annual Payment Date:                       9/1/99
------------------------------------------------------------------------------------------------------------------------------
CUSIP:                                                    705220 AD3        705220 AE1        705220 AF8       705220 AG6
                                                       -----------------------------------------------------------------------
CLASS:                                                        A-4               A-5              A-6               A-7
                                                       -----------------------------------------------------------------------

                                                       -----------------------------------------------------------------------
Original Principal Amount:                              $ 458,518,647.00  $ 464,600,000.00 $ 993,386,331.00  $ 896,653,425.00
                                                       -----------------------------------------------------------------------

                                                       -----------------------------------------------------------------------
Semi-Annual Principal Payment:    (Table 3, Pg. S-21)                  -                 -                -                 -
                                                       -----------------------------------------------------------------------
Factor per 1,000                                                       -                 -                -                 -
                                                                              ---------------------
                                                                                  6-Mo LIBOR*+.2%:
                                                                              ---------------------
                                                       -----------------------------------------------------------------------
Interest Rate:                                                     5.80%          5.26375%            6.05%             6.13%
                                                       -----------------------------------------------------------------------
No. of days of interest:**                                           156               160              156               156
                                                       -----------------------------------------------------------------------
Interest Payment:                                        $ 11,524,101.99   $ 10,869,058.89  $ 26,043,278.31   $ 23,818,103.81
                                                       -----------------------------------------------------------------------
Factor per 1,000                                            0.0251333333      0.0233944444     0.0262166667      0.0265633333
                                                       -----------------------------------------------------------------------
Transition Bond Balance                                 $ 458,518,647.00  $ 464,600,000.00 $ 993,386,331.00  $ 896,653,425.00
                                                       -----------------------------------------------------------------------
Factor per 1,000                                            1.0000000000      1.0000000000     1.0000000000      1.0000000000
                                                       -----------------------------------------------------------------------
Projected Transition Bond Balance (Table 2, Pg. S-20)   $ 458,518,647.00  $ 464,600,000.00 $ 993,386,331.00  $ 896,653,425.00
                                                       -----------------------------------------------------------------------

Overcollateralization Subaccount Balance:

Calculated Overcollateralization level: (Table 4, Pg. S-24)

Capital Subaccount Balance:

Reserve Subaccount Balance:




* 6-Mo. LIBOR @3/23/99: 5.06375%
** 30/360 day standard for A-1, A-2, A-4, A-6 and A-7; calendar day standard for A-3 and A-5.

Page number references refer to the Prospectus Supplement to the Prospectus dated March 18, 1999.